                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned officers and directors of Value City Department Stores, Inc. (the "Company"), hereby appoints James A. McGrady and Robert J. Tannous as his attorneys, or either of them, with power to act without the other, as his true and lawful attorney, to sign, in his name and on his behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the Commission"), the Company's Registration Statement on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, 120,000 shares of Common Stock, without par value, to be sold and distributed by the Corporation pursuant to the Corporation's Amended and Restated Non-Employee Director Stock Option Plan, as amended (the "Plan") and such other number of shares as may be issued under the anti-dilution provisions of the Plan, and any and all amendments, including post-effective amendments, to the Registration Statement hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to each said attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any said attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have signed these presents effective the 21st day of August 2000.


   /s/ Jay L. Schottenstein          Chairman of the Board of Directors and Chief Executive Officer
-----------------------------------  (Principal Executive Officer)
       Jay L. Schottenstein


   /s/ Saul Schottenstein            Director
-----------------------------------
       Saul Schottenstein


   /s/ Martin P. Doolan              Vice Chairman of the Board of Directors
-----------------------------------
       Martin P. Doolan


   /s/ Robert M. Wysinski            Executive Vice President - Corporate Administration and
-----------------------------------  Investor Relations, Secretary and Director
       Robert M. Wysinski


   /s/ James A. McGrady              Chief Financial Officer and Treasurer
-----------------------------------  (Principal Accounting Officer and Principal Financial Officer)
       James A. McGrady

   /s/ Ari Deshe                     Director
-----------------------------------
       Ari Deshe


   /s/ Jon P. Diamond                Director
-----------------------------------
       Jon P. Diamond


   /s/ Richard Gurian                Director
-----------------------------------
       Richard Gurian


   /s/ Dr. Norman Lamm               Director
-----------------------------------
       Dr. Norman Lamm


   /s/ Geraldine Schottenstein       Director
-----------------------------------
       Geraldine Schottenstein


   /s/ Robert L. Shook               Director
-----------------------------------
       Robert L. Shook


   /s/ Henry L. Aaron                Director
-----------------------------------
       Henry L. Aaron


  /s/  David L. Nichols              Director
-----------------------------------
       David L. Nichols